                                                                      Exhibit 24


                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 25th day of June, 2002.

                                       /s/ Richard A. Abdoo
                                       -----------------------------------------
                                       Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ David L. Andreas
                                       -----------------------------------------
                                       David L. Andreas

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Wendell F. Bueche
                                       -----------------------------------------
                                       Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 28th day of June, 2002.

                                       /s/ Jon F. Chait
                                       -----------------------------------------
                                       Jon F. Chait

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Timothy E. Hoeksema
                                       -----------------------------------------
                                       Timothy E. Hoeksema

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Bruce E. Jacobs
                                       -----------------------------------------
                                       Bruce E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Donald R. Johnson
                                       -----------------------------------------
                                       Donald R. Johnson

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Ted D. Kellner
                                       -----------------------------------------
                                       Ted D. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ D. J. Kuester
                                       -----------------------------------------
                                       Dennis J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of: (i) executing in her name and on her behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Katharine C. Lyall
                                       -----------------------------------------
                                       Katharine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ John A. Mellowes
                                       -----------------------------------------
                                       John A. Mellowes

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Edward L. Meyer, Jr.
                                       -----------------------------------------
                                       Edward L. Meyer, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 24th day of June, 2002.

                                       /s/ San W. Orr, Jr.
                                       -----------------------------------------
                                       San W. Orr, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Robert J. O'Toole
                                       -----------------------------------------
                                       Robert J. O'Toole

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Peter M. Platten, III
                                       -----------------------------------------
                                       Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ Robert A. Schaefer
                                       -----------------------------------------
                                       Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 27th day of June, 2002.

                                       /s/ John S. Shiely
                                       -----------------------------------------
                                       John S. Shiely

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ James A. Urdan
                                       -----------------------------------------
                                       James A. Urdan

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ George E. Wardeberg
                                       -----------------------------------------
                                       George E. Wardeberg

                          DIRECTOR'S POWER OF ATTORNEY
(Form S-4 Relating to the Proposed Merger of Mississippi Valley Bancshares, Inc.
                  with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Mississippi Valley Bancshares, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

                          DIRECTOR'S POWER OF ATTORNEY
       (Form S-8 for the Mississippi Valley Bancshares, Inc. Option Plans)

     The undersigned director of Marshall & Ilsley Corporation designates each of M.F. Furlong and R.J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-8 relating to the Mississippi Valley Bancshares, Inc. Option Plans and any related amendments (including post-effective amendments) and/or supplements to said Form S-8; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-8 and any related amendments (including post-effective amendments) and/or supplements thereto.

     The following signature is applicable to both of the foregoing Powers of Attorney and may be filed with the Securities and Exchange Commission in typed form separately with each Power of Attorney.

     Dated this 20th day of June, 2002.

                                       /s/ J.B. Wigdale
                                       -----------------------------------------
                                       James B. Wigdale